Back to Form 8-K
Exhibit 10.1

CONTRACT WITH APPROVED ENTITY PURSUANT TO SECTIONS 1860D-1 THROUGH 1860D-42
OF THE SOCIAL SECURITY ACT FOR THE OPERATION OF
A VOLUNTARY MEDICARE PRESCRIPTION DRUG PLAN

CONTRACT (S5967)

Between

Centers for Medicare & Medicaid Services (hereinafter referred to as "CMS")

And

WELLCARE PRESCRIPTION INSURANCE, INC.
(a Prescription Drug Plan Sponsor, hereinafter referred to as the "PDP Sponsor")

CMS and the PDP Sponsor, an entity that has been determined eligible to operate a Voluntary Medicare Prescription Drug Plan by the Administrator of CMS under 423 CFR §423.503, agree to the following for the purposes of sections 1860D-1 through 1860D-43 (with the exception of sections 1860D-22(a) and 1860D-31) of the Social Security Act (hereinafter referred to as "the Act.")

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Article I
Medicare Voluntary Prescription Drug Benefit

A.    PDP Sponsor agrees to operate one or more Medicare Voluntary Prescription Drug Plans (hereinafter referred to as a "PDP"), as described in its application and related materials, including but not limited to all the attestations contained therein and all supplemental guidance, for Medicare approval and in compliance with the provisions of this contract, which incorporates in its entirety the Solicitation For Applications for New Prescription Drug Plan (PDP) Sponsors released on January 5, 2010 (hereinafter collectively referred to as "the contract"). The PDP Sponsor also agrees to operate in accordance with the regulations at 42 CFR Part 423 (with the exception of Subparts Q, R, and S), sections 1860D-1 through 1860D-43 (with the exception of sections 1860D-22(a) and 1860D-31) of the Social Security Act, and the solicitation, as well as all other applicable Federal statutes, regulations, and policies. This contract is deemed to incorporate any changes that are required by statute to be implemented during the term of this contract and any regulations or policies implementing or interpreting such statutory provisions.

B.    CMS agrees to perform its obligations to the PDP Sponsor consistent with the regulations at 42 CFR Part 423 (with the exception of Subparts Q, R and S), sections 1860D-1 through 1860D-43 of the Social Security Act (with the exception of sections 1860D-22(a) and 1860D-31) and the solicitation, as well as all other applicable Federal statutes, regulations, and policies.

C.    CMS agrees that it will not implement, other than at the beginning of a calendar year, regulations under 42 CFR Part 423 that impose new, significant regulatory requirements on the PDP Sponsor. This provision does not apply to new requirements mandated by statute.

D.    This contract is in no way intended to supersede or modify 42 CFR, Part 423. Failure to reference a regulatory requirement in this contract does not affect the applicability of such requirements to the PDP Sponsor and CMS.

Article II
Functions to be Performed by the PDP Sponsor

A.    ENROLLMENT

1.     PDP Sponsor agrees to accept new enrollments, make enrollments effective, process voluntary disenrollments, and limit involuntary disenrollments, as described in 42 CFR, Part 423, Subpart B.

2.     PDP Sponsor agrees to comply with the prohibition in 42 CFR 423.104(b) on discrimination in beneficiary enrollment.

3.     For contract year 2011, the PDP Sponsor shall not conduct Part D-related marketing activities prior to October 1, 2010 and shall not process enrollment applications prior to November 15, 2010. PDP Sponsor shall begin delivering prescription drug benefit services on January 1, 2010. For contract year 2012 and succeeding years, the PDP sponsor shall conduct Part D-related marketing and enrollment activities between October 15 and December 7 of the year prior to the contract year.

4.     The PDP Sponsor shall accept enrollment applications during the first 45 days of a contract year from beneficiaries who have elected to disenroll from a Medicare Advantage plan and enroll in the Medicare fee-for-service program.

B.    PRESCRIPTION DRUG BENEFIT

1.     PDP Sponsor agrees to provide the basic prescription drug coverage as defined under 42 CFR §423.100 and, to the extent applicable, supplemental benefits as defined in 42 CFR §423.100 and in accordance with Subpart C of 42 CFR Part 423. PDP Sponsor also agrees to provide Part D benefits as described in the PDP Sponsors bid(s) approved each year by CMS (as referenced in Attachment A, to be replaced each year upon renewal of the contract to reflect the Sponsors approved bids for the succeeding contract year).

2.     PDP Sponsor agrees to calculate and collect beneficiary premiums in accordance with 42 CFR §§423.286 and 423.293.

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3 .    PDP Sponsor agrees to administer for its prescription drug plan members at point-of-sale the Medicare Coverage Gap Discount authorized by section 1860D-14A of the Social Security Act ("the Act").

C.    DISSEMINATION OF PLAN INFORMATION

        1.     PDP Sponsor agrees to provide the information required in 42 CFR §423.48.

2.     PDP Sponsor agrees to disclose information to beneficiaries in the manner and the form specified by CMS under 42 CFR §§423.128, 423 Subpart V and in the "Marketing Materials Guidelines for Medicare Advantage-Prescription Drug Plans (MA-PDs) and Prescription Drug Plans (PDPs)," and to comply with requirements in 42 CFR 423 Subpart V requiring approval of certain marketing materials prior to distribution.

3.     PDP Sponsor certifies that all materials it submits to CMS under the File and Use Certification authority described in the Marketing Materials Guidelines are accurate, truthful, not misleading, and consistent with CMS marketing guidelines.

D.    QUALITY ASSURANCE/UTILIZATION MANAGEMENT

PDP Sponsor agrees to operate quality assurance, drug utilization management, and medication therapy management programs, and to support electronic prescribing in accordance with Subpart D of 42 CFR Part 423.

E.     APPEALS AND GRIEVANCES

PDP Sponsor agrees to comply with all requirements in Subpart M of 42 CFR Part 423 governing coverage determinations, grievances and appeals, and formulary exceptions.

F.     PAYMENT TO PDP SPONSOR

1.     PDP Sponsor and CMS agree that payment under this contract will be governed by the rules in Subpart G of 42 CFR Part 423.

2.     PDP Sponsor agrees that it is bound by all applicable federal laws and regulations, guidance, and authorities pertaining to claims and debt collections. In the event that the government determines that the PDP Sponsor has been overpaid, the PDP Sponsor agrees to return those overpaid monies back to the federal government.

G.    BID SUBMISSION AND REVIEW

If the PDP Sponsor intends to participate in the Part D program for the next program year, PDP Sponsor agrees to submit the next years bid, including all required information on premiums, benefits, and cost-sharing, by the applicable due date, as provided in Subpart F of 42 CFR Part 423 so that CMS and the Part D plan sponsor may conduct negotiations regarding the terms and conditions of the proposed bid and benefit plan renewal.

H.    STATE LAW AND LICENSURE REQUIREMENTS

1.     PDP Sponsor agrees to comply with State law to the extent that it is not preempted by Federal law as described in Subpart I of 42 CFR Part 423.

2.     PDP Sponsor agrees that where it is operating in a State using a waiver granted pursuant to 42 CFR §423.410, such waiver shall be valid for three consecutive program years. PDP Sponsor agrees that expiration of the licensure waiver (and the failure to obtain a license from the relevant State) may be the basis for CMS deleting from the PDP Sponsors service area those PDP Regions affected by the waiver expiration. CMS may terminate or non-renew the PDP Sponsors contract where the expiration of the waiver results in the PDP Sponsor not being qualified to offer a PDP plan in any PDP Region.

3.     PDP Sponsor agrees that where it is operating in a State using a waiver granted pursuant to 42 CFR §423.415, such waiver shall be valid for the period that the Secretary of the Department of Health and Human Services determines is appropriate for timely processing of the PDP Sponsors license application by the State, but in no case for more than one year only, beginning on January 1 of the contract year for which CMS granted the waiver.

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I.      COORDINATION WITH OTHER PRESCRIPTION DRUG COVERAGE

1.     PDP Sponsor agrees to comply with the coordination requirements with State Pharmacy Assistance Programs (SPAPs) and plans that provide other prescription drug coverage as described in Subpart J of 42 CFR Part 423.

2.     PDP Sponsor agrees to comply with Medicare Secondary Payer procedures as stated in 42 CFR §423.462.

J.      SERVICE AREA AND PHARMACY ACCESS

1.     The PDP Sponsor agrees to provide Part D benefits in the service area for which it has been approved by CMS utilizing a pharmacy network and formulary approved by CMS that meet the requirements of 42 CFR §423.120.

2.     The PDP Sponsor agrees to provide Part D benefits through out-of-network pharmacies according to 42 CFR §423.124.

3.     PDP Sponsor agrees to provide benefits by means of point of service systems to adjudicate prescription drug claims in a timely and efficient manner in compliance with CMS standards, except when necessary to provide access in underserved areas, I/T/U pharmacies (as defined in 42 CFR §423.100), and long-term care pharmacies (as defined in 42 CFR §423.100).

4.     PDP Sponsor agrees to contract with any pharmacy that meets the PDP Sponsors reasonable and relevant standard terms and conditions.

K.    COMPLIANCE PROGRAM/PROGRAM INTEGRITY

1.     PDP Sponsor agrees that it will develop and implement a compliance program that applies to its Part D-related operations, consistent with 42 CFR §423.504(b)(4)(vi).

2.     The PDP sponsor agrees to provide notice based on best knowledge, information, and belief to CMS of any integrity items related to payments from governmental entities, both federal and state, for healthcare or prescription drug services that would have been reported as part of Table A. of the Business Integrity section of the PDP application. These items include any investigations, legal actions or matters subject to arbitration brought involving the sponsor (or sponsor's firm if applicable) and its subcontractors (excluding contracted network providers), including any key management or executive staff, or any major shareholders (5% or more), by a government agency (state or federal) on matters relating to payments from governmental entities, both federal and state, for healthcare and/or prescription drug services. In providing the notice, the sponsor shall keep the government informed of when the integrity item is initiated and when it is closed. Notice should be provided of the details concerning any resolution and monetary payments as well as any settlement agreements or corporate integrity agreements.

3.     The PDP Sponsor agrees to provide notice based on best knowledge, information, and belief to CMS in the event the Sponsor or any of its subcontractors is criminally convicted or has a civil judgment entered against it for fraudulent activities or is sanctioned under any Federal program involving the provision of health care or prescription drug services.

L.     LOW-INCOME SUBSIDY

PDP Sponsor agrees that it will participate in the administration of subsidies for low-income individuals according to Subpart P of 42 CFR Part 423.

M.   COMMUNICATION WITH CMS

PDP Sponsor agrees that it shall maintain the capacity to communicate with CMS electronically in accordance with CMS requirements.

N.    BENEFICIARY FINANCIAL PROTECTIONS

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The PDP Sponsor agrees to afford its enrollees protection from liability for payment of fees that are the obligation of the PDP Sponsor in accordance with 42 CFR §423.505(g).

O.    RELATIONSHIP WITH FIRST TIER, DOWNSTREAM, AND RELATED ENTITIES

1.     The PDP Sponsor agrees it maintains ultimate responsibility for adhering to and otherwise fully complying with all terms and conditions of this contract with CMS.

2.     The PDP Sponsor shall ensure that any contracts or agreements with first tier, downstream, and related entities performing functions on the PDP Sponsors behalf related to the operation of the Part D benefit are in compliance with 42 CFR §423.505(i).

3.     The PDP Sponsor agrees to act in accordance with 45 CFR Part 76 and agrees that it will not contract with or employ entities or individuals that are excluded by the Department of Health and Human Services, Office of the Inspector General or included on the Excluded Parties List System maintained by the General Services Administration.

P.     CERTIFICATION OF DATA THAT DETERMINE PAYMENT

PDP Sponsor must provide certifications in accordance with 42 CFR §423.505(k).

Q.    ENROLLMENT RELATED COSTS

PDP Sponsor agrees to payment of fees established by CMS for cost sharing of enrollment related costs in accordance with 42 CFR §423.6.

R.    PDP SPONSOR REIMBURSEMENT TO PHARMACIES

1.     If a PDP Sponsor uses a standard for reimbursement of pharmacies based on the cost of a drug, PDP Sponsor will update such standard not less frequently than once every 7 days, beginning with an initial update on January 1 of each year, to accurately reflect the market price of the drug.

2.     PDP Sponsor will issue, mail, or otherwise transmit payment with respect to all claims submitted by pharmacies (other than pharmacies that dispense drugs by mail order only, or are located in, or contract with, a long-term care facility) within 14 days of receipt of an electronically submitted claim or within 30 days of receipt of a claim submitted otherwise.

3.     PDP Sponsor must ensure that a pharmacy located in, or having a contract with, a long-term care facility will have not less than 30 days (but not more than 90 days) to submit claims to PDP Sponsor for reimbursement.

Article III
Record Retention and Reporting Requirements

A.    RECORD MAINTENANCE AND ACCESS

Sponsor agrees to maintain records and provide access in accordance with 42 CFR §§ 423.505 (b)(10) and 423.505(i)(2).

B.    GENERAL REPORTING REQUIREMENTS

The PDP Sponsor agrees to submit information to CMS according to 42 CFR §§423.505(f), 423.514, and the "Final Medicare Part D Reporting Requirements," a document issued by CMS and subject to modification each program year.

C.    LICENSURE-RELATED REPORTING REQUIREMENTS

1.     If the PDP Sponsor is operating under a CMS-granted licensure waiver in any State, the PDP Sponsor agrees to notify CMS in writing of the States disposition of the Sponsors license application within ten business days of the date that it receives notice of the States action.

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2.     For those States where the PDP Sponsor is operating under a risk-bearing license, the Sponsor agrees to provide written notice to CMS of the States non-renewal of the Sponsors license within ten days of receiving notice of the States action.

3.     In the event that a State regulator imposes a sanction against the PDP Sponsor or requires the implementation of a corrective action plan, the Sponsor agrees to provide written notice to CMS of such sanction or corrective action requirement (including basis for the sanction and/or timeline for corrective action) within ten days of receiving notice of the States action.

4.     In the event that there is a change in the status of the PDP Sponsors risk-bearing license in any State (e.g., suspension, revocation), the Sponsor agrees to provide written notice to CMS of the change in status (including basis for the change in status and effective date) within ten days of receiving notice of the States action.

5.     If the PDP Sponsor is operating a Part D benefit under a CMS-granted waiver in every State in its service area, and the Sponsor is terminating or reducing the amount of an existing letter of credit obtained for the purposes of funding projected losses, the Sponsor shall provide written notice to CMS of such action 30 days prior to its effective date. The PDP Sponsor agrees that it must obtain CMS approval prior to terminating or reducing the amount of a letter of credit obtained for the purposes of funding projected losses under Appendix IV of the PDP Solicitation.

D.    CMS LICENSE FOR USE OF PLAN FORMULARY

PDP Sponsor agrees to submit to CMS each plan's formulary information, including any changes to its formularies, and hereby grants to the Government, and any person or entity who might receive the formulary from the Government, a non-exclusive license to use all or any portion of the formulary for any purpose related to the administration of the Part D program, including without limitation publicly distributing, displaying, publishing or reconfiguration of the information in any medium, including www.medicare.gov, and by any electronic, print or other means of distribution.

Article IV
HIPAA Provisions

HIPAA TRANSACTIONS/PRIVACY/SECURITY

A.    PDP Sponsor agrees to comply with the confidentiality and enrollee record accuracy requirements specified in 42 CFR §423.136.

B.     PDP Sponsor agrees to enter into a business associate agreement with the entity with which CMS has contracted to track Medicare beneficiaries true out-of- pocket costs.

Article V
Requirements of Other Laws and Regulations

The PDP Sponsor agrees to comply with (a) applicable Federal laws and regulations designed to prevent fraud, waste, and abuse, including, but not limited to applicable provisions of Federal criminal law, the False Claims Act (31 U.S.C. §§3729 et seq.), and the anti-kickback provision of section 1128B of the Act; (b) applicable HIPAA Administrative Simplification Security and Privacy rules at 45 CFR parts 160, 162, and 164; and (c) all other applicable Federal statutes and regulations. Requirements of Other Laws and Regulations

Article VI
Contract Term and Renewal

A.    TERM OF CONTRACT

This contract is effective from the date of CMS authorized representatives signature through December 31, 2011. This contract shall be renewable for successive one-year periods thereafter according to 42 CFR §423.506.

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B.    QUALIFICATION TO RENEW A CONTRACT

1.     In accordance with 42 CFR §423.507, the PDP Sponsor will be determined qualified to renew its contract annually only if:

(a)      The PDP Sponsor has not provided CMS with a notice of intention not to renew in accordance with Article VII of this contract, and

                (b)      CMS has not provided the PDP Sponsor with a notice of intention not to renew.

2.     Although PDP Sponsor may be determined qualified to renew its contract under this Article, if the PDP Sponsor and CMS cannot reach agreement on the bid under Subpart F of 42 CFR Part 423, no renewal takes place, and the failure to reach agreement is not subject to the appeals provisions in Subpart N of 42 CFR Part 423.

Article VII
Nonrenewal of Contract

A.    NONRENEWAL BY THE PDP SPONSOR

1.     The PDP Sponsor may elect not to renew its contract with CMS, effective at the end of the term of the contract for any reason as long as PDP Sponsor provides proper notice of the decision according to the required timeframes.

        2.      If the PDP Sponsor does not intend to renew its contract, it must notify:

                (a)      CMS in writing by the first Monday of June in the year in which the current contract period ends;

(b)      Each Medicare enrollee, at least 90 days before the date on which the nonrenewal is effective. The PDP sponsor must provide, to enrollees, through this notice or outbound telephone calls, information on alternatives available for obtaining qualified prescription drug coverage within the PDP region, including Medicare Advantage-Prescription Drug plans, Medicare cost plans offering a Part D plan, and other PDPs, and must receive CMS approval of notices or scripts prior to their use.

3.     If the PDP Sponsor does not renew a contract CMS cannot enter into a contract with the organization for 2 years unless there are special circumstances that warrant special consideration, as determined by CMS.

4.     If the PDP Sponsor does not renew a contract, it must ensure the timely transfer of any data or files in accordance with CMS instructions.

B.    NONRENEWAL BY CMS

1.     CMS may determine that the PDP Sponsor is not qualified to renew its contract for any of the following reasons:

                (a)      The reasons listed in 42 CFR §423.509(a) that also permit CMS to terminate the contract.

(b)      The PDP Sponsor has committed any of the acts in 42 CFR §423.752 that support the imposition of intermediate sanctions or civil money penalties under 42 CFR §423.750.

        2.     CMS will provide notice of its decision if the PDP Sponsor is not qualified to renew its contract as follows:

                (a)      To the PDP Sponsor by August 1 of the current contract year.

(b)      If CMS decides that the PDP Sponsor is not qualified to renew its contract, to the PDP Sponsors Medicare enrollees by mail at least 90 days before the end of the current calendar year.

(c)      CMS will provide the notice described in (B)(2)(ii) of this Article where a non-renewal results because CMS and the PDP Sponsor are unable to reach agreement on the bid under 42 CFR Part 423, Subpart F.
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3.     CMS shall give the PDP Sponsor written notice of its right to appeal the decision that the sponsor is not qualified renew its contract in accordance with 42 CFR §423.642(b).

Article VIII
Modification or Termination of Contract

A.    CONTRACT MODIFICATION OR TERMINATION BY MUTUAL CONSENT

        1.     This contract may be modified or terminated at any time by written mutual consent of the parties.

2.     If this contract is terminated by mutual consent, the PDP Sponsor must provide notice to its Medicare enrollees and the general public in accordance with CMSs instructions.

3.     If the contract is modified by mutual consent, the PDP Sponsor must notify its Medicare enrollees of any changes that CMS determines are appropriate for notification according to the process and timeframes specified by CMS.

4.     If a contract is terminated under section A of this Article, the PDP Sponsor must ensure the timely transfer of any data or files.

5.     If a contract is terminated under section A of this Article, CMS cannot enter into a contract with the organization for a period of up to 2 years unless there are special circumstances that warrant special consideration, as determined by CMS.

B.    TERMINATION OF CONTRACT BY CMS

CMS may terminate the contract in accordance with 42 CFR §423.509. C. TERMINATION OF CONTRACT BY THE PDP SPONSOR

The PDP Sponsor may terminate the contract only in accordance with 42 CFR §423.510.

Article IX
Intermediate Sanctions

Consistent with Subpart O of 42 CFR Part 423, the PDP Sponsor shall be subject to sanctions and civil money penalties.

Article X
Severability

Severability of the contract shall be in accordance with 42 CFR 423.504(e).

Article XI
Miscellaneous

A.    DEFINITIONS

Terms not otherwise defined in this contract shall have the meaning given to such terms in 42 CFR Part 423.

B.    ALTERATION TO ORIGINAL CONTRACT TERMS

The PDP Sponsor agrees that it has not altered in any way the terms of the PDP contract presented for signature by CMS. PDP Sponsor agrees that any alterations to the original text the PDP Sponsor may make to this contract shall not be binding on the parties.

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C.    ADDITIONAL CONTRACT TERMS

The PDP Sponsor agrees to include in this contract other terms and conditions in accordance with 42 CFR §423.505(j).

D.    CMS APPROVAL TO BEGIN MARKETING AND ENROLLMENT ACTIVITIES

PDP Sponsor agrees that it must complete CMS operational requirements prior to receiving CMS approval to begin Part D marketing and enrollment activities. Such activities include, but are not limited to, establishing and successfully testing connectivity with CMS systems to process enrollment applications (or contracting with an entity qualified to perform such functions on PDP Sponsors behalf) and successfully demonstrating capability to submit accurate and timely price comparison data. To establish and successfully test connectivity, the PDP Sponsor must, 1) establish and test physical connectivity to the CMS data center, 2) acquire user identifications and passwords, 3) receive, store, and maintain data necessary to perform enrollments and send and receive transactions to and from CMS, and 4) check and receive transaction status information.

E.     Pursuant to section 13112 of the American Recovery and Reinvestment Act of 2009 (ARRA), the PDP Sponsor agrees that as it implements, acquires, or upgrades its health information technology systems, it shall utilize, where available, health information technology systems and products that meet standards and implementation specifications adopted under section 3004 of the Public Health Service Act, as amended by section 13101 of the ARRA.

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In witness whereof, the parties hereby execute this contract.

This document has been electronically signed by:

FOR THE PDP SPONSOR

Thomas Tran

Contracting Official Name

8/31/2010 11:16:53 AM

Date

WELLCARE PRESCRIPTION INSURANCE, INC.	8735 Henderson Rd, Renaissance 2 Tampa, FL 33634

Organization	Address

FOR THE CENTERS FOR MEDICARE & MEDICAID SERVICES

/s/ Cynthia Tudor	10/4/2010 11:08:39 AM

Cynthia Tudor, PhD Director Medicare Drug Benefit and C & D Data Group, Center for Medicare	Date

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Prescription Drug Plan Attestation of Benefit Plan
WELLCARE PRESCRIPTION INSURANCE, INC.
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I attest that I have examined the Plan Benefit Packages (PBPs) identified below and that the benefits identified in the PBPs are those that the above-stated organization will make available to eligible beneficiaries in the approved service area during program year 2011. I further attest that we have reviewed the bid pricing tools (BPTs) with the certifying actuary and have determined them to be consistent with the PBPs being attested to here.

I further attest that these benefits will be offered in accordance with all applicable Medicare program authorizing statutes and regulations and program guidance that CMS has issued to date and will issue during the remainder of 2010 and 2011, including but not limited to, the 2011 Call Letter, the 2011 Solicitations for New Contract Applicants, the Medicare Prescription Drug Benefit Manual, the Medicare Managed Care Manual, and the CMS memoranda issued through the Health Plan Management System (HPMS).

Plan ID	Segment ID	Version	Plan Name	Plan Type	Transaction Type	Part D Premium	CMS Approval Date	Effective Date
035	0	5	WellCare Signature (PDP)	Medicare Prescription Drug Plan	Renewal	43.80	09/03/2010	01/01/2011
036	0	5	WellCare Signature (PDP)	Medicare Prescription Drug Plan	Renewal	53.50	09/03/2010	01/01/2011
037	0	5	WellCare Signature (PDP)	Medicare Prescription Drug Plan	Renewal	58.20	09/03/2010	01/01/2011
038	0	5	WellCare Signature (PDP)	Medicare Prescription Drug Plan	Renewal	56.10	09/03/2010	01/01/2011
039	0	5	WellCare Signature (PDP)	Medicare Prescription Drug Plan	Renewal	53.90	09/03/2010	01/01/2011
040	0	5	WellCare Signature (PDP)	Medicare Prescription Drug Plan	Renewal	55.70	09/03/2010	01/01/2011
041	0	5	WellCare Signature (PDP)	Medicare Prescription Drug Plan	Renewal	58.70	09/03/2010	01/01/2011
042	0	5	WellCare Signature (PDP)	Medicare Prescription Drug Plan	Renewal	59.10	09/03/2010	01/01/2011
043	0	5	WellCare Signature (PDP)	Medicare Prescription Drug Plan	Renewal	61.50	09/03/2010	01/01/2011
044	0	5	WellCare Signature (PDP)	Medicare Prescription Drug Plan	Renewal	56.90	09/03/2010	01/01/2011
045	0	5	WellCare Signature (PDP)	Medicare Prescription Drug Plan	Renewal	48.30	09/03/2010	01/01/2011
046	0	5	WellCare Signature (PDP)	Medicare Prescription Drug Plan	Renewal	61.60	09/03/2010	01/01/2011
047	0	5			Renewal	54.90	09/03/2010	01/01/2011

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Plan ID	Segment ID	Version	Plan Name	Plan Type	Transaction Type	Part D Premium	CMS Approval Date	Effective Date
			Well Care Signature (PDP)	Medicare Prescription Drug Plan
048	0	5	WellCare Signature (PDP)	Medicare Prescription Drug Plan	Renewal	56.00	09/03/2010	01/01/2011
049	0	5	WellCare Signature (PDP)	Medicare Prescription Drug Plan	Renewal	59.30	09/03/2010	01/01/2011
051	0	5	WellCare Signature (PDP)	Medicare Prescription Drug Plan	Renewal	54.40	09/03/2010	01/01/2011
052	0	5	WellCare Signature (PDP)	Medicare Prescription Drug Plan	Renewal	58.70	09/03/2010	01/01/2011
053	0	5	WellCare Signature (PDP)	Medicare Prescription Drug Plan	Renewal	57.60	09/03/2010	01/01/2011
054	0	5	WellCare Signature (PDP)	Medicare Prescription Drug Plan	Renewal	62.30	09/03/2010	01/01/2011
055	0	6	WellCare Signature (PDP)	Medicare Prescription Drug Plan	Renewal	60.90	09/03/2010	01/01/2011
056	0	5	WellCare Signature (PDP)	Medicare Prescription Drug Plan	Renewal	53.30	09/03/2010	01/01/2011
057	0	5	WellCare Signature (PDP)	Medicare Prescription Drug Plan	Renewal	59.60	09/03/2010	01/01/2011
058	0	5	WellCare Signature (PDP)	Medicare Prescription Drug Plan	Renewal	57.20	09/03/2010	01/01/2011
059	0	5	WellCare Signature (PDP)	Medicare Prescription Drug Plan	Renewal	62.50	09/03/2010	01/01/2011
060	0	5	WellCare Signature (PDP)	Medicare Prescription Drug Plan	Renewal	43.80	09/03/2010	01/01/2011
061	0	5	WellCare Signature (PDP)	Medicare Prescription Drug Plan	Renewal	57.30	09/03/201	01/01/2011
062	0	5	WellCare Signature (PDP)	Medicare Prescription Drug Plan	Renewal	50.30	09/03/2010	01/01/2011
063	0	5	WellCare Signature (PDP)	Medicare Prescription Drug Plan	Renewal	53.20	09/03/2010	01/01/2011
064	0	5	WellCare Signature (PDP)	Medicare Prescription Drug Plan	Renewal	61.30	09/03/2010	01/01/2011
065	0	6			Renewal	68.60	09/03/2010	01/01/2011

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Plan ID	Segment ID	Version	Plan Name	Plan Type	Transaction Type	Part D Premium	CMS Approval Date	Effective Date
			Well Care Signature (PDP)	Medicare Prescription Drug Plan
066	0	5	WellCare Signature (PDP)	Medicare Prescription Drug Plan	Renewal	52.20	09/03/2010	01/01/2011
067	0	6	WellCare Signature (PDP)	Medicare Prescription Drug Plan	Renewal	52.80	09/03/2010	01/01/2011
068	0	6	WellCare Signature (PDP)	Medicare Prescription Drug Plan	Renewal	60.00	09/03/2010	01/01/2011
138	0	4	WellCare Classic (PDP)	Medicare Prescription Drug Plan	Renewal	28.50	09/03/2010	01/01/2011
139	0	4	WellCare Classic (PDP)	Medicare Prescription Drug Plan	Renewal	35.20	09/03/2010	01/01/2011
140	0	4	WellCare Classic (PDP)	Medicare Prescription Drug Plan	Renewal	33.40	09/03/2010	01/01/2011
141	0	4	WellCare Classic (PDP)	Medicare Prescription Drug Plan	Renewal	45.00	09/03/2010	01/01/2011
142	0	4	WellCare Classic (PDP)	Medicare Prescription Drug Plan	Renewal	33.60	09/03/2010	01/01/2011
143	0	4	WellCare Classic (PDP)	Medicare Prescription Drug Plan	Renewal	31.80	09/03/2010	01/01/2011
144	0	4	WellCare Classic (PDP)	Medicare Prescription Drug Plan	Renewal	33.50	09/03/2010	01/01/2011
145	0	4	WellCare Classic (PDP)	Medicare Prescription Drug Plan	Renewal	34.90	09/03/2010	01/01/2011
146	0	4	WellCare Classic (PDP)	Medicare Prescription Drug Plan	Renewal	35.20	09/03/2010	01/01/2011
147	0	4	WellCare Classic (PDP)	Medicare Prescription Drug Plan	Renewal	29.40	09/03/2010	01/01/2011
148	0	4	WellCare Classic (PDP)	Medicare Prescription Drug Plan	Renewal	30.90	09/03/2010	01/01/2011
149	0	4	WellCare Classic (PDP)	Medicare Prescription Drug Plan	Renewal	32.70	09/03/2010 |	01/01/2011
150	0	4	WellCare Classic (PDP)	Medicare Prescription Drug Plan	Renewal	35.30	09/03/2010	01/01/2011
151	0	4			Renewal	31.40	09/03/2010	01/01/2011

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Plan ID	Segment ID	Version	Plan Name	Plan Type	Transaction Type	Part D Premium	CMS Approval Date	Effective Date
			WellCare Classic (PDP)	Medicare Prescription Drug Plan
152	0	4	WellCare Classic (PDP)	Medicare Prescription Drug Plan	Renewal	36.00	09/03/2010	01/01/2011
154	0	4	WellCare Classic (PDP)	Medicare Prescription Drug Plan	Renewal	32.40	09/03/2010	01/01/2011
155	0	4	WellCare Classic (PDP)	Medicare Prescription Drug Plan	Renewal	37.40	09/03/2010	01/01/2011
156	0	4	WellCare Classic (PDP)	Medicare Prescription Drug Plan	Renewal	29.20	09/03/2010	01/01/2011
157	0	4	WellCare Classic (PDP)	Medicare Prescription Drug Plan	Renewal	32.40	09/03/2010	01/01/2011
158	0	4	WellCare Classic (PDP)	Medicare Prescription Drug Plan	Renewal	33.40	09/03/2010	01/01/2011
159	0	4	WellCare Classic (PDP)	Medicare Prescription Drug Plan	Renewal	28.00	09/03/2010	01/01/2011
160	0	4	WellCare Classic (PDP)	Medicare Prescription Drug Plan	Renewal	34.50	09/03/2010	01/01/2011
161	0	4	WellCare Classic (PDP)	Medicare Prescription Drug Plan	Renewal	36.60	09/03/2010	01/01/2011
162	0	4	WellCare Classic (PDP)	Medicare Prescription Drug Plan	Renewal	36.20	09/03/2010	01/01/2011
163	0	4	WellCare Classic (PDP)	Medicare Prescription Drug Plan	Renewal	23.30	09/03/2010	01/01/2011
164	0	4	WellCare Classic (PDP)	Medicare Prescription Drug Plan	Renewal	32.50	09/03/2010	01/01/2011
165	0	4	WellCare Classic (PDP)	Medicare Prescription Drug Plan	Renewal	23.80	09/03/2010	01/01/2011
166	0	4	WellCare Classic (PDP)	Medicare Prescription Drug Plan	Renewal	34.40	09/03/2010	01/01/2011
167	0	4	WellCare Classic (PDP)	Medicare Prescription Drug Plan	Renewal	34.80	09/03/2010	01/01/2011
168	0	4	WellCare Classic (PDP)	Medicare Prescription Drug Plan	Renewal	39.60	09/03/2010	01/01/2011
169	0	4			Renewal	31.50	09/03/2010	01/01/2011

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Plan ID	Segment ID	Version	Plan Name	Plan Type	Transaction Type	Part D Premium	CMS Approval Date	Effective Date
			WellCare Classic (PDP)	Medicare Prescription Drug Plan
170	0	5	WellCare Classic (PDP)	Medicare Prescription Drug Plan	Renewal	37.60	09/03/2010	01/01/2011
171	0	4	WellCare Classic (PDP)	Medicare Prescription Drug Plan	Renewal	37.00	09/03/2010	01/01/2011

S5967

Thomas Tran	8/31/2010 11:16:53 AM

Contracting Official Name	Date

WELLCARE PRESCRIPTION INSURANCE, INC.	8735 Henderson Rd, Renaissance 2 Tampa, FL 33634

Organization	Address

S5967

DATA USE ATTESTATION

The sponsor shall restrict its use and disclosure of Medicare data obtained from CMS information systems (listed in Attachment A) to those purposes directly related to the administration of the Medicare managed care and/or outpatient prescription drug benefits for which it has contracted with the Centers for Medicare & Medicaid Services (CMS) to administer. The sponsor shall only maintain data obtained from CMS information systems that are needed to administer the Medicare managed care and/or outpatient prescription drug benefits that it has contracted with CMS to administer. The sponsor (or its subcontractors or other related entities) may not re-use or provide other entities access to the CMS information system, or data obtained from the system, to support any line of business other than the Medicare managed care and/or outpatient prescription drug benefit for which the sponsor contracted with CMS.

The sponsor further attests that it shall limit the use of information it obtains from its Medicare plan members to those purposes directly related to the administration of such plan. The sponsor acknowledges two exceptions to this limitation. First, the sponsor may provide its Medicare members information about non-health related services after obtaining consent from the members. Second, the sponsor may provide information about health-related services without obtaining prior member consent, as long as the sponsor affords the member an opportunity to elect not to receive such information.

CMS may terminate the sponsors access to the CMS data systems immediately upon determining that the sponsor has used its access to a data system, data obtained from such systems, or data supplied by its Medicare members beyond the scope for which CMS has authorized under this agreement. A termination of this data use agreement may result in CMS terminating the sponsors Medicare contract(s) on the basis that it is no longer qualified as a Medicare sponsor. This agreement shall remain in effect as long as the sponsor remains a Medicare managed care organization and/or outpatient prescription drug benefit sponsor. This agreement excludes any public use files or other publicly available reports or files that CMS makes available to the general public on our website.

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Attachment A

The following list contains a representative (but not comprehensive) list of CMS information systems to which the Data Use Attestation applies. CMS will update the list periodically as necessary to reflect changes in the agencys information systems

Automated Plan Payment System (APPS)
Common Medicare Environment (CME)
Common Working File (CWF)
Coordination of Benefits Contractor (COBC)
Drug Data Processing System (DDPS)
Electronic Correspondence Referral System (ECRS)
Enrollment Database (EDB)
Financial Accounting and Control System (FACS)
Front End Risk Adjustment System (FERAS)
Health Plan Management System (HPMS), including Complaints Tracking and all other modules
HI Master Record (HIMR)
Individuals Authorized Access to CMS Computer Services (IACS)
Integrated User Interface (IUI)
Medicare Advantage Prescription Drug System (MARx)
Medicare Appeals System (MAS)
Medicare Beneficiary Database (MBD)
Payment Reconciliation System (PRS)
Premium Withholding System (PWS)
Prescription Drug Event Front End System (PDFS)
Retiree Drug System (RDS)
Risk Adjustments Processing Systems (RAPS)

S5967

This document has been electronically signed by:

Thomas Tran

Contracting Official Name

8/31/2010 11:16:53 AM

Date

WELLCARE PRESCRIPTION INSURANCE, INC.

Organization

8735 Henderson Rd, Renaissance 2
Tampa, FL 33634

Address

S5967

SIGNATURE ATTESTATION

Contract ID: S5967
Contract Name: WELLCARE PRESCRIPTION INSURANCE, INC.

I understand that by signing and dating this form, I am acknowledging that I am an authorized representative of the above named organization and that I am the contracting official associated with the user ID used to log on to the Health Plan Management System (HPMS) to sign the 2011 Medicare contracting documents. I also acknowledge that in accordance with the HPMS Rules of Behavior, sharing user IDs is strictly prohibited.

This document has been electronically signed by:

Thomas Tran

Contracting Official Name

8/31/2010 11:16:53 AM

Date

WELLCARE PRESCRIPTION INSURANCE, INC.

Organization

8735 Henderson Rd, Renaissance 2
Tampa, FL 33634

Address
S5967